UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2025

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement
As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2025 (the “Prior Form 8-K”), Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (the “Trust” and, together with the Company, “CODI”) indicated its intent to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Form 10-Q”) and disclosed non-reliance on its 2024 financial statements as a result of concerns about financing, accounting, and inventory practices at one of its subsidiaries, Lugano Holding, Inc. (“Lugano”), and irregularities identified in sales, cost of sales, inventory, and accounts receivable recorded by Lugano. Concurrently, the Company also provided notice to Bank of America, N.A. (the “Administrative Agent”), in its capacity as Administrative Agent for the Lenders, Swing Line Lender, and L/C Issuer under that certain Third Amended and Restated Credit Agreement, dated as of July 12, 2022 (as amended, modified, extended, restated, replaced, or supplemented in writing from time to time, the “Credit Agreement”), advising of the existence of potential defaults or events of default under the Credit Agreement in respect of the matters disclosed in the Prior Form 8-K (the “Lugano Events of Default”).
On May 22, 2025, the Company entered into a Forbearance Agreement and Second Amendment to Credit Agreement (the “Agreement”) with the Administrative Agent and the lenders party thereto representing at least 50% of the total credit exposure of all lenders under the Credit Agreement (the “Consenting Lenders”), pursuant to which the Consenting Lenders agreed on behalf of all lenders under the Credit Agreement to refrain from exercising rights and remedies available to them with respect to the Lugano Events of Default until the earliest of: (a) 11:59 p.m. (Eastern Time) on July 25, 2025; (b) the occurrence of any event of default other than a Lugano Event of Default; (c) the breach by the Company of any covenant or provision of the Agreement; (d) a declaration by any holders of the Company’s 2029 Senior Unsecured Notes of any default or event of default under the Indenture dated as of March 23, 2021 between the Company and U.S. Bank National Association, as Trustee; and (e) the declaration by the Trustee or any holder of the 2032 Senior Unsecured Notes of any default or event of default under the Indenture dated as of November 27, 2021 between the Borrower and U.S. Bank National Association, as Trustee (the “Forbearance Period”).
During the Forbearance Period, the lenders under the Credit Agreement will honor requests for credit extensions from the Company for revolving loans composed of term SOFR loans with an applicable rate of 2.50% per annum and an interest period of one month; provided, however, that such credit extensions shall not cause the lenders’ revolving credit exposures (inclusive of letters of credit obligations) to exceed $40 million. Lenders representing at least 50% of the total credit exposure of all lenders under the Credit Agreement may in their discretion approve additional revolving borrowings by the Company in an amount not to exceed an aggregate of $10 million. The funds provided may be used by the Company for working capital, capital expenditures, general corporate purposes, and any other purpose of the Company not otherwise prohibited under the Credit Agreement.

In addition to the forbearance of the lenders described above, the Agreement also amends the Credit Agreement to, among other modifications: (i) reduce the aggregate borrowing amount available for revolving commitments to $100 million; (ii) limit the management fees that may be paid by the Company to Compass Group Management LLC to no more than $10.5 million per fiscal quarter (with the amount of such management fees that cannot be paid due to this limitation being available to offset any potential future reduction in management fees as a result of any adjustments for deemed overpayments); (iii) limit the management fees that may be paid by the Company’s subsidiaries to Compass Group Management LLC to no more than $2.0 million per fiscal quarter; (iv) restrict investments by the Company into Lugano to no more than $5 million in the aggregate; (v) impose additional reporting requirements on the Company; (vi) prohibit certain acquisitions and dispositions; and (vii) require that cash-on hand in excess of $10 million as of the last business day of any week be paid by the Company to the Administrative Agent, for the account of the lenders, which payments would be applied to the outstanding revolving loans owing by the Company.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 3	Securities and Trading Markets
Item 3.03	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On May 20, 2025, the Trust received a notice from NYSE Regulation, Inc. (the “NYSE”) informing CODI that it is not currently in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE-Listed Company Manual. The non-compliance resulted from CODI’s failure to timely file the Form 10-Q for the reasons disclosed in the Prior Form 8-K. CODI anticipated receiving a notice of non-compliance from the NYSE in connection with the filing by CODI of a Form 12b-25 filed with the SEC on May 13, 2025. CODI is working diligently to file its Form 10-Q as soon as reasonably practicable.

In accordance with the NYSE’s procedures, CODI is required to contact the NYSE to discuss the status of the Form 10-Q and to issue a press release pertaining to the late filing within five days following the receipt of the NYSE notification. CODI has contacted the NYSE to inform them of the filing status and issued a press release within the five day period, a copy of which is included as Exhibit 99.1 to this Current Report. Under NYSE rules, CODI has six months from May 20, 2025 to file its Form 10-Q. CODI can regain compliance with the NYSE listing standards at any time during this six-month period once it files its Form 10-Q with the SEC. If CODI fails to file its Form 10-Q within such six-month period, the NYSE may, in its sole discretion, allow the Trust’s securities to trade for up to an additional six months. Until CODI files its Form 10-Q, CODI’s securities will remain listed on the NYSE under their respective tickers but will be assigned a “LF” indicator to signify late filing status.
Section 7 Regulation FD
Item 7.01 Regulation FD Disclosure
On May 27, 2025, CODI issued a press release regarding the matters set forth in Items 1.01 and 3.01 and other matters relating to the Prior Form 8-K, and regarding the suspension of future distributions on the common shares of the Trust until such time as the Company’s Board of Directors deems it appropriate to resume such distributions. A copy of the press release is filed herewith as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly incorporated by reference in such a filing.

Section 8	Other Events
Item 8.01	Other Events
The Company is continuing discussions with the Administrative Agent and the lenders regarding a waiver of the Lugano Events of Default. The Company expects that the Agreement will allow these discussions to continue while CODI works to complete the restatement of its financial statements, as disclosed in the Prior Form 8-K. However, CODI cannot make any assurances regarding the timing of the restatement, the potential need to restate additional periods, or whether the Company will be successful in receiving the requested waivers or other relief or future forbearance. If CODI is not successful in these efforts, it would likely have a material adverse effect on CODI’s business, financial condition, and results of operations.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation expectations as to the timing and outcome of the Audit Committee’s investigation, the willingness of the Company’s lenders to provide future relief and/or waivers, the timing of filing the Form 10-Q and subsequent periodic reports, the timing for compliance with NYSE continued listing requirements, the amount of any potential misstatements associated with Lugano and the impact any such misstatements may have on CODI’s previously issued financial statements or results of operations, CODI’s beliefs and expectations relating to the anticipated financial and other impacts of internal control failures, if any, and the items subject to investigation and restatement review, and the impacts of any material weaknesses identified and CODI’s remediation efforts and efforts to prepare financial statements. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by the Board of Directors and management, and on information currently available to the Board of Directors and management. These statements involve risk and uncertainties that could cause CODI’s actual results and outcomes to differ, perhaps materially, including but not limited to: the discovery of additional information relevant to the investigation; the conclusions of the Audit Committee (and timing of those conclusions) concerning matters relating to the investigation; the timing of the review by, and the conclusions of, CODI’s independent registered public accounting firm regarding the investigation and CODI’s financial statements; a further material delay in CODI’s financial reporting or ability to hold an annual meeting of stockholders; the impacts of restatement reviews and the potential need to restate additional periods; CODI’s ability to regain compliance with NYSE continued listing requirements; the cooperation of, and future concessions granted by, CODI’s lenders; the likelihood that the control deficiencies identified or that may be identified in the future will result in material weaknesses in CODI’s internal control over financial reporting; and commercial litigation relating to the CODI’s representations regarding its financial statements and litigation, enforcement actions or investigations relating to CODI’s internal controls, restatement reviews, the investigation described in this Current Report, or related matters. Please see CODI’s Annual Report on Form 10-K for the year ended December 31, 2024 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

10.1
Forbearance Agreement and Second Amendment to Credit Agreement, dated May 22, 2025, by and among Compass Group Diversified Holdings LLC, the Lenders party thereto, and Bank of America, N.A., in its capacity as Administrative Agent for the Lenders, Swing Line Lender and L/C Issuer

99.1	Press Release dated May 27, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer